UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2014
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant's Certifying Accountant
On December 15, 2014, Deloitte & Touche LLP ("Deloitte"), our independent registered public accounting firm, informed us that it was declining to stand for re-appointment as our independent registered public accounting firm for the audit of the financial statements for the year ending September 30, 2015. This decision was confirmed to the Chairman of our Audit Committee on December 16, 2014. Deloitte indicated that it would be willing to be engaged to perform the quarterly review in conjunction with the filing of our Quarterly Report on Form 10-Q for the quarter ending December 31, 2014, which is expected in early February 2015.
The Audit Committee has selected and appointed BDO USA, LLP ("BDO") to serve as our independent registered public accounting firm for fiscal 2015, and expects to finalize the terms of its engagement of BDO within the next few days. BDO previously served as our independent registered public accounting firm from fiscal 2004 through fiscal 2012.
Deloitte's reports on our consolidated financial statements as of and for the fiscal years ended September 30, 2014 and September 30, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte's audit reports on the effectiveness of our internal control over financial reporting as of September 30, 2014 and September 30, 2013 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended September 30, 2014 and September 30, 2013, and the subsequent interim period through December 15, 2014, there were (i) no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such fiscal years, and (ii) no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
We provided Deloitte with a copy of the disclosures we are making in this report and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements made herein. A copy of Deloitte's letter, dated December 19, 2014, is filed as Exhibit 16.1 to this report.
During the fiscal years ended September 30, 2014 and September 30, 2013, and the subsequent interim period through December 19, 2014, neither we nor anyone acting on our behalf has consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a "disagreement" or "reportable event" (as those terms are defined in Item 304(a)(1) of Regulation S-K).
Item 9.01 - Financial Statements and Exhibits
(d)    Exhibits.

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 19, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	December 19, 2014	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 19, 2014.

4